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Exhibit 10.1

                                                                  EXECUTION COPY


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of July 28, 2008, by and among Raptor Networks Technology, Inc., a Colorado corporation, with headquarters located at 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. The Company and the Buyers are parties to a Securities Purchase Agreement, dated as of dated as of July 30, 2006 (as amended by the Amended and Restated Amendment and Exchange Agreements dated as of January 22, 2007, and as further amended, restated, supplemented or otherwise modified from time to time, the "2006 SECURITIES PURCHASE AGREEMENT") pursuant to which the Company has sold, and the Buyers have purchased (i) senior secured convertible notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "2006 NOTES"), which 2006 Notes are convertible into the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), in accordance with the terms of the 2006 Notes and (ii) warrants exercisable into Common Stock (the "2006 WARRANTS");

         B. The Company and the Buyers are parties to a Securities Purchase Agreement, dated as of July 31, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "2007 SECURITIES PURCHASE AGREEMENT") pursuant to which the Company has sold, and the Buyers have purchased (i) senior secured convertible notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "2007 NOTES"), which 2007 Notes are convertible into Common Stock, in accordance with the terms of the 2007 Notes and (ii) warrants exercisable into Common Stock (the "2007 WARRANTS");

         C. The Company and the Buyers are parties to a Securities Purchase Agreement, dated as of March 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "MARCH 2008 SECURITIES PURCHASE AGREEMENT", and together with the 2006 Securities Purchase Agreement and the 2007 Securities Purchase Agreements, the "EXISTING PURCHASE AGREEMENTS"), pursuant to which the Company has sold, and the Buyers have purchased (i) senior secured convertible notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "MARCH 2008 NOTES" and together with the 2006 Notes and the 2007 Notes and any other notes convertible into Common Stock held by the Buyers as of date hereof, each an "EXISTING NOTE" and collectively, the "EXISTING NOTES"), which March 2008 Notes are convertible into Common Stock in accordance with the terms of the March 2008 Notes and (ii) warrants exercisable into Common Stock (the "MARCH 2008 WARRANTS", and together with the 2006 Warrants, the 2007 Warrants and any other warrants exercisable into Common Stock held by the Buyers as of the date hereof, the "EXISTING WARRANTS");



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         D. The Company has authorized a new series of senior secured convertible notes of the Company which notes shall be convertible into Common Stock in accordance with the terms of the New Notes (as defined below).

         E. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of the New Notes, in substantially the form attached hereto as EXHIBIT A (the "NEW NOTES"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $1,250,000) (as converted, collectively, the "CONVERSION SHARES"), (ii) warrants, in substantially the form attached hereto as EXHIBIT B-1 (the "NEW WARRANTS"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (as exercised, collectively, the "NEW WARRANT SHARES") and (iii) that aggregate number of shares (the "COMMON SHARES") of Common Stock, set forth opposite such Buyer's name in column (5) on the Schedule of Buyers (which aggregate amount for all Buyers shall be 1,250,000 shares).

         F. The Company and each Buyer also desire to exchange the March 2008 Warrants of such Buyer to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (6) on the Schedule of Buyers for (i) warrants, in substantially the form attached hereto as EXHIBIT B-2 (the "AMENDED AND RESTATED WARRANTS"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (7) on the Schedule of Buyers (as exercised, collectively, the "AMENDED AND RESTATED WARRANT SHARES") and (ii) additional warrants, in substantially the form attached hereto as EXHIBIT B-3 (the "REPLACEMENT WARRANTS", and together with the New Warrants and the Amended and Restated Warrants, the "WARRANTS"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (8) on the Schedule of Buyers (the "REPLACEMENT WARRANT SHARES" and together with the New Warrant Shares and the Amended and Restated Warrant Shares, the "WARRANT SHARES").

         G. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act. The exchange of the March 2008 Warrants for the Amended and Restated Warrants and the Replacement Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

         H. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         I. The New Notes, the Conversion Shares, the Common Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES".


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         J. The New Notes will rank pari passu with the Existing Notes and senior to all outstanding and future indebtedness of the Company, guaranteed by each of the Company's subsidiaries, and the New Notes and the Existing Notes will collectively be secured by a first priority, perfected security interest in all of the assets of the Company and the stock and assets of each of the Company's subsidiaries, as evidenced by (i) an amended and restated pledge agreement, in the form attached hereto as EXHIBIT D (as amended or modified from time to time in accordance with its terms, the "PLEDGE AGREEMENT"), (ii) an amended and restated security agreement, in the form attached hereto as EXHIBIT E (as amended or modified from time to time in accordance with its terms, the "SECURITY AGREEMENT"), (iii) an amended and restated intellectual property security agreement, in the form attached hereto as EXHIBIT F (as amended or modified from time to time in accordance with its terms, the "IP SECURITY AGREEMENT") and (iv) amended and restated guaranties of the subsidiaries of the Company in the form attached hereto as EXHIBIT G (as amended or modified from time to time in accordance with its terms, the "Guaranty" and, together with the Pledge Agreement, the Security Agreement, the IP Security Agreement and any ancillary documents related thereto, collectively the "SECURITY DOCUMENTS"). All payments due under the New Notes shall rank pari passu with each other and the Existing Notes.

         NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF NOTES, WARRANTS AND COMMON SHARES.

                  (a) PURCHASE OF NEW NOTES, WARRANTS AND COMMON SHARES; EXCHANGE OF MARCH 2008 WARRANTS. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, (i) the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (w) a principal amount of New Notes as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers and (x) New Warrants to acquire that number of New Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers and (y) the number of Common Shares as is set forth opposite such Buyer's name in column (5) on the Schedule of Buyers, (ii) each Buyer shall surrender to the Company at the Closing (as defined below) the March 2008 Warrants of such Buyer, which are exercisable into that number of Common Shares set forth opposite such Investor's name in column (6) of the Schedule of Buyers and (iii) the Company shall issue and deliver to each Buyer (A) Amended and Restated Warrants to acquire that number of Amended and Restated Warrants Warrant Shares as is set forth opposite such Buyer's name in column (7) on the Schedule of Buyers and (B) Replacement Warrants to acquire that number of Replacement Warrant Shares as is set forth opposite such Buyer's name in column
(8) on the Schedule of Buyers (the "CLOSING").

                  (b) PURCHASE PRICE. The purchase price for each Buyer of the New Notes, the New Warrants and the Common Shares to be purchased by each such Buyer at the Closing (the "PURCHASE PRICE") shall be the amount set forth opposite such Buyer's name in column (9) of the Schedule of Buyers. Each Buyer shall pay $1.00 for each $1.00 of principal amount of New Notes and the related New Warrants and Common Shares to be purchased at the Closing. The Buyers and the Company agree that the New Notes, Common Shares and the New Warrants constitute an "investment unit" for purposes of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "CODE"). The Buyers and the Company mutually agree that the allocation of the issue price of such investment unit between the New Notes, Common Shares and the New Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h)

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shall be an aggregate amount of $125,000 allocated to the New Warrants, an aggregate of $187,500 allocated to the Common Shares and the balance of the Purchase Price allocated to the New Notes, and neither the Buyers nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes. The Buyers and the Company mutually agree that the foregoing allocation of the issue price of such investment unit between the New Notes, Common Shares and the New Warrants shall not be used to determine the anti-dilution adjustments under the Transaction Documents (as defined in the Existing Purchase Agreements).

                  (c) CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York City time, on the date hereof after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and each Buyer). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (d) FORM OF PAYMENT. On the Closing Date, (i) each Buyer shall pay the Purchase Price to the Company for the New Notes, the New Warrants and the Common Shares to be issued and sold to such Buyer at the Closing less its Prepaid Interest (as defined below) and less the amounts withheld pursuant to
Section 4(g), by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer (A) the New Notes (in the principal amounts as set forth opposite such Buyer's name in column (3) on the Schedule of Buyers) which such Buyer is then purchasing, (B) the New Warrants (in the amounts as set forth opposite such Buyer's name in column (4) on the Schedule of Buyers) which such Buyer is purchasing, (C) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 2(g) hereof), evidencing the number of Common Shares which such Buyer is purchasing,
(D) the Amended and Restated Warrants (in the amounts as set forth opposite such Buyer's name in column (7) on the Schedule of Buyers) which such Buyer is receiving in the exchange and (E) the Replacement Warrants (in the amounts as set forth opposite such Buyer's name in column (8) on the Schedule of Buyers) which such Buyer is receiving in the exchange, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee (so long as any such designee is an "accredited investor" as that term is defined in Rule 501(d) of Regulation D).

                  (e) PREPAID INTEREST. The Company shall prepay the interest payable under the New Notes through the Maturity Date (as defined in the New Notes) on the Closing Date in such amount set forth opposite such Buyer's name in column (9) of the Schedule of Buyers (for each such Buyer, its "PREPAID INTEREST") which Prepaid Interest shall be nonrefundable.

                  (f) WAIVER OF EXISTING WARRANT ANTIDILUTION. Each of the Buyers hereby waives any antidilution adjustments in the Existing Warrants arising from any of the Replacement Warrants.


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         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer represents and warrants with respect to only itself that:

                  (a) NO PUBLIC SALE OR DISTRIBUTION. Such Buyer is (i) acquiring the New Notes, the Warrants and the Common Shares and (ii) upon conversion of the New Notes and exercise of the Warrants will acquire the Conversion Shares issuable upon conversion of the New Notes and the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, HOWEVER, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined herein) to distribute any of the Securities.

                  (b) ACCREDITED INVESTOR STATUS. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                  (c) RELIANCE ON EXEMPTIONS. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                  (d) INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  (e) NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (f) TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws,

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and may not be offered for sale, sold, assigned or transferred unless (A)
subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

                  (g) LEGENDS. Such Buyer understands that the certificates or other instruments representing the New Notes, the Warrants and the Common Shares and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                  [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
                  (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.


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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC (as defined below), unless otherwise required by state securities laws, (i) such Securities as are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer of such Securities, in the event that such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) in the event that such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

                  (h) VALIDITY; ENFORCEMENT. This Agreement, the Registration Rights Agreement and the Security Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  (i) NO CONFLICTS. The execution, delivery and performance by such Buyer of this Agreement, the Registration Rights Agreement and the Security Documents to which such Buyer is a party, and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

                  (j) RESIDENCY. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Buyers that:

                  (a) ORGANIZATION AND QUALIFICATION. Each of the Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are

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formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents. The Company has no Subsidiaries except as set forth on SCHEDULE 3(A).

                  (b) AUTHORIZATION; ENFORCEMENT; VALIDITY. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the New Notes, the Registration Rights Agreement, the Security Documents, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b) below), the Warrants, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and, to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the New Notes, the Warrants and the Common Shares, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the New Notes and the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants and the granting of a security interest in the Collateral (as defined in the Security Documents) have been duly authorized by the Company's Board of Directors and (other than (i) the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Agreement, (ii) the filing with the SEC and applicable state securities commissions of Form D and related filings,
(iii) the filings with the U.S. Patent and Trademark Office and the U.S. Copyright Office as may be required with respect to the perfection of a security interest against the Company's patents, trademarks and copyrights, and (iv) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement) no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  (c) ISSUANCE OF SECURITIES. The issuance of the New Notes, the Warrants and the Common Shares are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals at least the sum of (I) 100% of the maximum number of

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shares of Common Stock issuable (i) upon conversion of the New Notes and (ii)
upon exercise of the Warrants and (II) 100% of the number of Common Shares issued hereunder. Upon conversion in accordance with the New Notes or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the New Notes, the Warrants and the Common Shares, and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined in Section 3(r)) of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in Section 3(r)) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (the "PRINCIPAL MARKET")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (e) CONSENTS. Except as set forth in Section 3(b), neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

                  (f) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) to the Company's knowledge, an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock

(as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 ACT")). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  (g) NO GENERAL SOLICITATION; PLACEMENT AGENT'S FEES. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

                  (h) NO INTEGRATED OFFERING. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  (i) DILUTIVE EFFECT. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the New Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the New Notes in accordance with this Agreement and the New Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                  (j) APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this

Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                  (k) SEC DOCUMENTS; FINANCIAL STATEMENTS. Except as disclosed in SCHEDULE 3(K), during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates or as a result of subsequent amendment or modification prior to the date hereof, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, as amended or modified, at the time they were filed with the SEC or as a result of subsequent amendment or modification prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

                  (l) ABSENCE OF CERTAIN CHANGES. Except as disclosed in
SCHEDULE 3(L), since the date of Company's most recently filed audited financial statements contained in an Annual Report on Form 10-K, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Except as disclosed in SCHEDULE 3(L), since the time the Company's most recently filed audited financial statements contained in an Annual Report on Form 10-K were filed, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof after elimination of the debt owing to the Buyers, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), "INSOLVENT" means with respect to any Person, (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                  (m) NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. Except as contemplated by this Agreement or the Transaction Documents, no event, liability, development or circumstance has occurred or currently exists with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form SB-2 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                  (n) CONDUCT OF BUSINESS; REGULATORY PERMITS. Neither the Company nor its Subsidiaries is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock, its Articles of Incorporation or Bylaws or their organizational charter or articles of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, the Common Stock has been designated for quotation on the Principal Market. During the two years prior to the date hereof, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (o) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  (p) SARBANES-OXLEY ACT. The Company is in compliance with any and all requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

                  (q) TRANSACTIONS WITH AFFILIATES. Except as set forth on
SCHEDULE 3(Q), none of the officers, directors or employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                  (r) EQUITY CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which as of the date hereof, 68,561,316 are issued and outstanding, 3,000,000 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 1,145,000 shares are reserved for options granted outside the Company's stock option plan and 103,130,714 shares are reserved for issuance pursuant to securities (other than the aforementioned options, the New Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, no par value of which as of the date hereof, none are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as disclosed in SCHEDULE 3(R): (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and
(ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

                  (s) INDEBTEDNESS AND OTHER CONTRACTS. Except as disclosed in
SCHEDULE 3(S), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default (or an event which with notice or lapse of time or both would become a default) under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. SCHEDULE 3(S) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (t) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or the capital stock of any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors in their capacities as such, except as set forth in
SCHEDULE 3(T) or except where the Company reasonably believes that such action, suit, proceeding, inquiry or investigation is not expected to have a Material Adverse Effect.

                  (u) INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  (v) EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                           (ii) The Company and its Subsidiaries are in
compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (w) TITLE. Except as set forth on SCHEDULE 3(W), the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property, buildings and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property, buildings and facilities by the Company and its Subsidiaries.

                  (x) INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth in SCHEDULE 3(X), none of the Intellectual Property Rights of the Company or any Subsidiary have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which would be reasonably expected to give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  (y) ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (z) SUBSIDIARY RIGHTS. Except as set forth in SCHEDULE 3(Z), the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

                  (aa) INVESTMENT COMPANY STATUS. The Company is not, and upon consummation of the sale of the Securities will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (bb) TAX STATUS. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  (cc)INTERNAL ACCOUNTING AND DISCLOSURE CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

                  (dd) OFF BALANCE SHEET ARRANGEMENTS. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Documents and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

                  (ee) RANKING OF NEW NOTES. Except as set forth on SCHEDULE 3(EE), no Indebtedness of the Company is senior to or ranks PARI PASSU with the New Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

                  (ff) FORM SB-2 ELIGIBILITY. The Company is eligible to register the Conversion Shares, the Warrant Shares and the Common Shares for resale by the Buyers using Form SB-2 promulgated under the 1933 Act, subject to the limitations of Rule 415 of the 1933 Act.

                  (gg) TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all applicable laws imposing such taxes will be or will have been complied with, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

                  (hh) MANIPULATION OF PRICE. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (ii) ACKNOWLEDGEMENT REGARDING BUYERS' TRADING ACTIVITY. Except pursuant to Section 4(s) hereto, it is understood and acknowledged by the Company (i) that none of the Buyers have been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term (except as to the SEC position that short sales "against the box" prior to the effective date of a registration statement may not be covered with shares registered under such registration statement); (ii) that any Buyer, and counter parties in "derivative" transactions to which any such Buyer is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iii) that each Buyer shall not be deemed by the Company to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares and the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the New Notes, the Warrants or any of the documents executed in connection herewith.

                  (jj) U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Buyer's request.

                  (kk) NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

                  (ll) BANK HOLDING COMPANY ACT. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

                  (mm) SHELL COMPANY STATUS. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

                  (nn) DISCLOSURE. The Company confirms that neither it, nor to the Company's knowledge, any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company, its Subsidiaries, its officers or directors, its agents or its counsel to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except where the failure to make any such filing or report would not have a Material Adverse Effect.

         4.       COVENANTS.

                  (a) BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  (b) FORM D AND BLUE SKY. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer reasonably promptly after such filing. The Company shall, reasonably promptly (and in no event later than 15 days) after the Closing Date, take such action as the Company shall reasonably determine is necessary (taking into account The National Securities Markets Improvement Act of 1996, as amended), in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers reasonably promptly after such filing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date. The Company shall have no obligations with respect to the securities laws of any jurisdiction outside of the United States, regardless of the foreign residence of such Buyer.

                  (c) REPORTING STATUS. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares, Warrant Shares and Common Shares and none of the New Notes, Warrants or Common Shares is outstanding (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for the payment of the Prepaid Interest and general corporate purposes, including general and administrative expenses, and not for
(i) the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) the redemption or repurchase of any of its or its Subsidiaries' equity securities.

                  (e) FINANCIAL INFORMATION. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any Quarterly Report on Form 10-Q or 10-QSB, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                  (f) LISTING. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon the Principal Market and each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall thereafter maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

                  (g) FEES. The Company shall reimburse each Buyer or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment, other than for Persons engaged by any Buyer. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                  (h) PLEDGE OF SECURITIES. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of
Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

                  (i) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement, the Security Documents, the form of the New Notes, the form of Warrant, and the form of the Registration Rights Agreement), as exhibits to such filing (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall promptly provide the Company with written notice thereof. The Company shall, within five
(5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure, except where, as a result of the willful misconduct or gross negligence of such Buyer, any such disclosure contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, and except as contemplated by the prior subsection (i) or as required by applicable law or regulation, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

                  (j) RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. So long as any New Notes are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, the Common Stock without the prior express written consent of the holders of New Notes representing not less than a majority of the aggregate principal amount of the then outstanding New Notes.

                  (k) ADDITIONAL NEW NOTES; VARIABLE SECURITIES; DILUTIVE ISSUANCES. So long as any Buyer beneficially owns any Securities, the Company will not issue any New Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the New Notes. For so long as any New Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the New Notes) with respect to the Common Stock into which any New Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable. For so long as any New Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the New Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any New Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the New Notes and exercise of the Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market or any applicable Eligible Market (as defined in the Registration Rights Agreement).

                  (l) CORPORATE EXISTENCE. So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the New Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the New Notes and the Warrants.

                  (m) RESERVATION OF SHARES. So long as any Buyer owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (x) at any time on or prior to the Stockholder Approval Date (as defined below), 100% and
(y) at any time after the Stockholder Approval Date, 130% of the sum of the number of shares of Common Stock issuable (i) upon conversion of the New Notes, and (ii) upon exercise of the Warrants then outstanding (without taking into account any limitations on the conversion of the New Notes or exercise of the Warrants set forth in the New Notes and Warrants, respectively).

                  (n) CONDUCT OF BUSINESS. The business of the Company and its Subsidiaries shall not be conducted in violation of any applicable law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

                  (o) ADDITIONAL ISSUANCES OF SECURITIES.

                           (i) For purposes of this Section 4(o), the following
definitions shall apply.

                                    (1) "CONVERTIBLE SECURITIES" means any stock
or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

                                    (2) "OPTIONS" means any rights, warrants or
options to subscribe for or purchase shares of Common Stock or Convertible Securities.

                                    (3) "COMMON STOCK EQUIVALENTS" means,
collectively, Options and Convertible Securities.

                           (ii) From the date hereof until the date that is
twelve (12) months from the Closing Date (the "TRIGGER DATE"), the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' debt, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT"), other than to one or more of the Buyers provided the Company provides each of the Buyers a right to participate in such Subsequent Placement pro rata based on the aggregate principal amount of New Notes purchased hereunder and does not give any other Person the right to participate in such Subsequent Placement or (ii) be party to any solicitations, negotiations or discussions with regard to the foregoing.

                           (iii)    Until the  earlier  of (I) later of the date
(i) that is three (3) years after the Closing Date and (ii) the New Notes are no longer outstanding and (II) the date the Company redeems the entire portion of the New Notes not previously converted by the Buyers in full in cash in accordance with the terms of the New Notes (the "PARTICIPATION RIGHTS TERMINATION DATE"), the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this
Section 4(o)(iii).

                                    (1) The Company shall deliver to each Buyer
                           written notice (the "OFFER NOTICE") of any proposed or intended issuance or sale or exchange (the "OFFER") of the securities being offered (the "OFFERED SECURITIES") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers all of the Offered Securities, allocated among such Buyers
                           (a) based on such Buyer's pro rata portion of the aggregate principal amount of New Notes purchased hereunder (the "BASIC AMOUNT"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT").

                                    (2) To accept an Offer, in whole or in part,
                           such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer's receipt of the Offer Notice (the "OFFER PERIOD"), setting forth the portion of such Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; PROVIDED, HOWEVER, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE

                           UNDERSUBSCRIPTION AMOUNT"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary.

                                    (3) The Company shall have ten (10) Business
                           Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "REFUSED SECURITIES"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

                                    (4) In the event the Company shall propose
                           to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

                                    (5) Upon the closing of the issuance, sale
                           or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to
                           Section 4(o)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                                    (6) Any Offered Securities not acquired by
                           the Buyers or other persons in accordance with
                           Section 4(o)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

                           (iv) The restrictions contained in subsections (ii)
and (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities (as defined in the New Notes).

                  (p) ADDITIONAL REGISTRATION STATEMENTS. Except as permitted in the Registration Rights Agreement, from the date hereof until the earlier of (i) the Effective Date (as defined in the Registration Rights Agreement) and (ii) date when all Registrable Securities (as defined in the Registration Rights Agreement) are freely tradeable without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, the Company will not file a registration statement (other than on Form S-8) under the 1933 Act relating to securities that are not the Securities or were not issued to any Buyer pursuant to this Agreement or to any Buyer or Montgomery & Co., LLC, as placement agent, pursuant to the Existing Purchase Agreements or agreements related hereto or thereto, without the prior written consent of the Buyers. Notwithstanding anything to the contrary in this Agreement or the Transaction Documents, the Company may file such supplements, amendments or other filings as may be deemed reasonably necessary or appropriate by the Company to maintain the effectiveness of its outstanding registration statements on Form SB-2.

                  (q)      COLLATERAL AGENT.

                           (i) Each Buyer hereby (a) appoints Castlerigg Master
Investments Ltd.
("Castlerigg") as the collateral agent hereunder and under the other Security Documents (in such capacity, the "COLLATERAL AGENT"), and (b) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer's behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the "INDEMNITEES") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitee ("INDEMNITY COSTS"), arising from or in connection with the performance by such Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents; provided, that, (i) the liability of any Buyer pursuant to this Section 4(q) shall be several and not joint with any other Buyer, and shall not exceed in the aggregate its pro rata percentage of such Indemnity Costs (based on the percentage of Securities that such Buyer shall acquire at the Closing as a percentage of all Securities sold at the Closing) and (ii) no Buyer shall be obligated under this Section 4 (q) for any indirect or consequential Indemnity Costs.

                           (ii) The Collateral Agent shall be entitled to rely
upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it reasonably and in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

                           (iii) The Collateral Agent may resign from the
performance of all its functions and duties hereunder and under the New Notes and the Security Documents at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the New Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal under the New Notes shall appoint a successor Collateral Agent. Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the New Notes and the other Security Documents. After any Collateral Agent's resignation hereunder, the provisions of this Section 4(q) shall inure to its benefit. If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent who shall serve until such time, if any, as the holders of a majority of the outstanding principal under the New Notes appoint a successor Collateral Agent as provided above.

                  (r)      STOCKHOLDER APPROVAL.

                           (i) If the Common Stock is listed on an Eligible
Market (as defined in the Registration Rights Agreement) other than the Principal Market (the "NEW PRINCIPAL MARKET") and the issuance of the Conversion Shares, Warrant Shares and Common Shares as contemplated under the Transaction Documents would exceed that number of shares of Common Stock which the Company may issue without breaching the Company's obligations under the rules or regulations of the New Principal Market, then the Company shall obtain the approval of its stockholders as required by the applicable rules of the New Principal Market for issuances of the Conversion Shares, Warrant Shares and Common Shares in excess of such amount. At such time, the Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the "STOCKHOLDER MEETING"), which shall be promptly called and held not later than 75 days after the earlier of (i) the New Principal Market indication of and (ii) the Company becoming aware of, any limitation imposed by the New Principal Market on the issuance of Conversion Shares, Warrant Shares or Common Shares (the "STOCKHOLDER MEETING DEADLINE"), a proxy statement, substantially in the form which has been previously reviewed by the Buyers and Schulte Roth & Zabel LLP, at the expense of the Company, soliciting each such stockholder's affirmative vote at the Stockholder Meeting for approval of resolutions providing for the Company's issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the New Principal Market and such affirmative approval being referred to herein as the "STOCKHOLDER APPROVAL", and the date of such Stockholder Approval, the "STOCKHOLDER APPROVAL DATE"), and the Company shall use its reasonable best efforts to (i) solicit its stockholders' approval of such resolutions and to (ii) cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to use its reasonable best efforts to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company's reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held every six (6) months thereafter until such Stockholder Approval is obtained or the New Notes and the Warrants are no longer outstanding.

                  (s) TRADING RESTRICTIONS. Neither the Buyer, nor any affiliate of the Buyer that is controlled by the Buyer or is otherwise aware of this restriction, may purchase, sell or enter into any put option, short position or similar arrangement with respect to securities of the Company that violates Current Securities Laws (as defined below) or otherwise trade in the securities of the Company in violation of applicable Current Securities Laws. In addition, during each Company Conversion Measuring Period (as defined in the New Notes) neither the Buyer, nor any affiliate of the Buyer that is controlled by the Buyer or is otherwise aware of this restriction, may engage in a Restricted Activity other than the sale of shares of Common Stock received upon a Company Conversion, a Mandatory Conversion or an Optional Conversion (as such terms are defined in the New Notes), upon a conversion, amortization or redemption of New Notes or any Existing Notes, pursuant to terms contained therein, upon exercise of any Warrants, or any Existing Warrants issued by the Company to the Buyers, or the transfer of any New Notes or Warrants or Existing Notes or Existing Warrants as permitted by their terms. "RESTRICTED ACTIVITY" means, (a) any Acquisition or Disposition, in open market transactions of (i) any shares of Common Stock or (ii) any securities convertible into or exchangeable for or derivative of shares of Common Stock and (b) any other action taken intentionally for the purpose of manipulating the price of shares of Common Stock. "ACQUISITION" means any direct or indirect voluntary acquisition or purchase (other than by merger, consolidation, combination, recapitalization or other reorganization, or by operation of law). "DISPOSITION" means any direct or indirect voluntary sale, or monetization, including through a subsidiary or by means of an equity offering by any such subsidiary, but shall not include, any of the actions contemplated by Section 4(h) or any disposition thereunder. "CURRENT SECURITIES LAWS" means the rules and regulations, as then in effect, of the 1933 Act and the 1934 Act, in each case as are set forth in currently disseminated interpretations by the SEC in writing, through rules, regulations, releases, no-action letters or published telephone interpretations.

                  (t) PUBLIC INFORMATION. At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities can be sold either pursuant to a Registration Statement may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, including, if applicable, Rule 144(i), if a registration statement is not available for the resale of all of the Securities and the Company shall fail for any reason to satisfy the current public information requirement under Rule 144 (a "PUBLIC INFORMATION FAILURE") then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of such holder's Securities on the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144. The payments to which a holder shall be entitled pursuant to this Section 4(q) are referred to herein as "PUBLIC INFORMATION FAILURE PAYMENTS." Public Information Failure Payments shall be paid on the earlier of
(I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

                  (u) ADDITIONAL RELIEF. If the Company shall fail for any reason or for no reason to issue to the Buyer unlegended certificates or issue such Common Shares to such Buyer by electronic delivery at the applicable balance account at DTC within three (3) Trading Days after the receipt of documents necessary for the removal of the legend set forth in Section 2(g) above (the "REMOVAL DATE"), then in addition to all other remedies available to the Buyer, if on or after the Trading Day immediately following such three Trading Day period, the Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Buyer of such Common Shares that the Buyer anticipated receiving without legend from the Company (a "BUY-IN"), then the Company shall, within five (5) Business Days after the Buyer's request and in the Buyer's discretion, either (i) pay cash to the Buyer in an amount equal to the Buyer's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such unlegended Common Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Buyer such unlegended Common Shares as provided above and pay cash to the Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price (as defined in the Warrants) on the Removal Date.

                  (v) CLOSING DOCUMENTS. On or prior to fourteen (14) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP executed copies of the Transaction Documents, Securities and any other document required to be delivered by the Company to any party pursuant to Section 7 hereof.

                  (w) WAIVER OF CONFLICT WITH EXISTING PURCHASE AGREEMENTS AND EXISTING NOTES. The Buyers and the Company hereby acknowledge and agree that prior to the Participation Rights Termination Date, the provisions of Section 4(o) hereof shall supersede the provisions of Section 4(o) of each of the Existing Purchase Agreements; provided, however, that after the Participation Rights Termination Date, nothing in this Agreement shall be deemed to effect, waive or amend any Buyer's rights to participate in any Subsequent Placement pursuant to the terms of any Prior Transaction Document then in effect and applicable to such Subsequent Placement. The Buyers and the Company hereby acknowledge and agree that for purposes of each of the Existing Notes, the New Notes issued hereunder shall be deemed to be Permitted Senior Indebtedness and the security interest created by the Security Documents shall be deemed to be a Permitted Lien.

         5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

                  (a) REGISTER. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the New Notes, the Warrants and the Common Shares in which the Company shall record the name and address of the Person in whose name the New Notes, the Warrants and the Common Shares have been issued (including the name and address of each transferee), the principal amount of New Notes held by such Person, the number of Conversion Shares issuable upon conversion of the New Notes and Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

                  (b) TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares, the Warrant Shares and Common Shares issued at the Closing or upon conversion of the New Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the New Notes or exercise of the Warrants in the form of EXHIBIT H attached hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable federal and state securities laws and as provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares, Warrant Shares or Common Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  CLOSING DATE. The obligation of the Company hereunder to issue and sell the New Notes and the related Warrants and Common Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i) Such Buyer shall have executed each of the
Transaction Documents to which it is a party and delivered the same to the Company.

                           (ii) Such Buyer and each other Buyer shall have
delivered to the Company the Purchase Price set forth opposite such Buyer's and each other Buyer's name in column (10) of the Schedule of Buyers less its Prepaid Interest and less the amounts withheld pursuant to Section 4(g), for the New Notes and the related Warrants and Common Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (iii) The representations and warranties of such
Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

         7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  CLOSING DATE. The obligation of each Buyer hereunder to purchase the New Notes and the related Warrants and Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i) The Company shall have executed and delivered to
such Buyer (A) each of the Transaction Documents, (B) the New Notes (in such principal amounts as set forth opposite such Buyer's name in column (3) of the Schedule of Buyers) being purchased by such Buyer at the Closing pursuant to this Agreement, (C) the New Warrants (in such amounts as set forth opposite such Buyer's name in columns (4) of the Schedule of Buyers) being purchased by such Buyer at the Closing pursuant to this Agreement, (D) the related Common Shares (in such amounts as set forth opposite such Buyer's name in columns (5) of the Schedule of Buyers) being purchased by such Buyer at the Closing pursuant to this Agreement, (E) the Amended and Restated Warrants (in the amounts as set forth opposite such Buyer's name in column (7) on the Schedule of Buyers) and
(F) the Replacement Warrants (in the amounts as set forth opposite such Buyer's name in column (8) on the Schedule of Buyers).

                           (ii) Such Buyer shall have received the opinion of
in-house counsel to the Company and Moye White LLP, one of the Company's outside counsel, dated as of the Closing Date, in substantially the form of EXHIBIT I attached hereto.

                           (iii) The Company shall have delivered to such Buyer
a copy of the Irrevocable Transfer Agent Instructions, in the form of EXHIBIT H attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent and the related side letter, in form and substance reasonably satisfactory to such Buyer, executed and delivered to such Buyer by the Company.

                           (iv) The Company shall have delivered to such Buyer a
certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

                           (v) The Company shall have delivered to such Buyer a
certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is required to be so qualified, as of a date within 10 days of the Closing Date.

                           (vi) The Company shall have delivered to such Buyer a
certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as EXHIBIT I.

                           (vii) The representations and warranties of the
Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as EXHIBIT J.

                           (viii) The Company shall have delivered to such Buyer
all required notices setting forth the adjustment to the conversion and/or exercise prices of the securities of the Company held by such Buyer as a result of the transactions contemplated hereby and by the other Transaction Documents.

                           (ix) The Company shall have delivered to such Buyer a
letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                           (x) The Common Stock (I) shall be designated for
quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                           (xi) In accordance with the terms of the Security
Agreement, the Company shall have
delivered to the Collateral Agent appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Agreement.

                           (xii) Within six (6) Business Days prior to the
Closing, the Company shall have delivered or caused to be delivered to each Buyer (A) certified copies of UCC search results, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries filed in the prior five years to perfect an interest in any assets thereof, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Buyers, shall cover any of the Collateral (as defined in the Security Agreement) and the results of searches for any tax lien and judgment lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Buyers shall not show any such Liens (as defined in the Security Agreement); and (B) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Buyers.

                           (xiii) The Company shall have obtained all
governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

                           (xiv) All rights of first refusal, participation, or
similar rights that would entitle any Person other than a Buyer to participate in the transactions contemplated hereby shall have expired.

                           (xv) The Company shall have delivered to such Buyer
written notice as to the Conversion Price (as defined in each of the Existing Notes) of each of the Existing Notes and the Exercise Price (as defined in each of the Existing Warrants) and the number of shares of Common Stock underlying each of the Existing Warrants that will be in effect immediately following the Closing Date (after giving effect to antidilution adjustments set forth in such Existing Notes and Existing Warrants), in form and substance reasonably satisfactory to the Buyers.

                           (xvi) The Company shall have delivered to such Buyer
such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

         8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, HOWEVER, that if this Agreement is terminated pursuant to this Section 8 due to the Company's failure to satisfy the conditions set forth in Section 7 above, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

         9.       MISCELLANEOUS.

                  (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) SEVERABILITY. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

                  (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable

Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of New Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

                  (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    Raptor Networks Technology, Inc.
                                    1241 E. Dyer Road, Suite 150
                                    Santa Ana, California 92705
                                    Telephone:    (949) 623-9300
                                    Facsimile:    (949) 623-9400
                                    Attention:    Thomas M. Wittenschlaeger
                                                  Bob Van Leyen


                           With a copy (for informational purposes only) to:

                                    Rutan & Tucker, LLP
                                    611 Anton Blvd., 14th Floor
                                    Costa Mesa, CA 92626
                                    Telephone:     (714) 641-3464
                                    Facsimile:     (714) 546-9035
                                    Attention:     Thomas J. Crane, Esq.


                           If to the Transfer Agent:

                                    First American Stock Transfer
                                    706 E. Bell Road
                                    Phoenix, Arizona 85022
                                    Telephone:     (602) 485-1346
                                    Facsimile:     (602) 788-0423
                                    Attention:     Salli Marinov

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

                           with a copy (for informational purposes only) to:

                                    Schulte Roth & Zabel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Telephone:      (212) 756-2000
                                    Facsimile:      (212) 593-5955
                                    Attention:      Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                  (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the New Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the New Notes and the Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

                  (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  (i) SURVIVAL. Unless this Agreement is terminated under
Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
\

                  (k) INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement. This
Section 9(k) shall not apply to any Indemnified Liabilities to the extent that such Indemnified Liabilities result from or relate to the willful misconduct or gross negligence of any Buyer.

                  (l) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (m) REMEDIES. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                  (n) RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

                  (o) PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  (p) INDEPENDENT NATURE OF BUYERS' OBLIGATIONS AND RIGHTS. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that, to the Company's knowledge, the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    COMPANY:

                                    RAPTOR NETWORKS TECHNOLOGY, INC.



                                    By:  /s/ Thomas M. Wittenschlaeger
                                         ---------------------------------
                                         Name: Thomas M. Wittenschlaeger
                                         Title:  Chairman and Chief Executive
                                                 Officer

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    CASTLERIGG MASTER INVESTMENTS LTD.

                                    BY: SANDELL ASSET MANAGEMENT CORP.



                                    By:  /s/ Timothy O'Brien
                                        -----------------------------------
                                         Name: Timothy O'Brien
                                         Title: Chief Financial Officer

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    CEDAR HILL CAPITAL PARTNERS ONSHORE, LP



                                     By: /s/ Charles Cascarilla
                                        ----------------------------------
                                        Name: Charles Cascarilla
                                        Title: Managing Member

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



BUYERS:

                                    CEDAR HILL CAPITAL PARTNERS OFFSHORE, LTD.



                                    By:
                                        /s/ Charles Cascarilla
                                         Name: Charles Cascarilla
                                         Title: Manager


                               SCHEDULE OF BUYERS


        (1)                    (2)                (3)          (4)          (5)         (6)          (7)
                                                                                                  NUMBER OF
                                               AGGREGATE                   NUMBER    NUMBER OF   AMENDED AND
                                               PRINCIPAL    NUMBER OF        OF      MARCH 2008   RESTATED   R
                           ADDRESS AND         AMOUNT OF     WARRANT       COMMON     WARRANT     WARRANT
       BUYER            FACSIMILE NUMBER       NEW NOTES     SHARES        SHARES     SHARES      SHARES

                   c/o Sandell Asset            $850,000    1,700,000     850,000    4,250,000    4,250,000
CASTLERIGG MASTER  Management
INVESTMENTS LTD.   ------------------------
                   40 West 57th St
                   26th Floor
                   New York, NY 10019
                   Attention: Cem
                   Hacioglu/Matthew Pliskin
                   Fax:  212-603-5710
                   Telephone: 212-603-5700
                   Residence: British
                   Virgin Islands

CEDAR HILL CAPITAL 445 Park Avenue, 5th Floor   $172,000     344,000      172,000     900,000      900,000
PARTNERS ONSHORE,  New York, New York 10022
LP                 Attention: Charles
                   Cascarilla
                   Facsimile: (646)
                   417-7702
                   Telephone: (212)
                   201-5804
                   Residence: New York
CEDAR HILL CAPITAL 445 Park Avenue, 5th Floor   $228,000     456,000      228,000    1,100,000    1,100,000
PARTNERS OFFSHORE, New York, New York 10022
LTD.               Attention: Charles
                   Cascarilla
                   Facsimile: (646)
                   417-7702
                   Telephone: (212)
                   201-5804
                   Residence: Cayman
                   Islands

[TABLE CONTINUED]


        (1)            (8)         (9)         (10)                 (11)

                    NUMBER OF
                   REPLACEMENT
                     WARRANT    PREPAID     PURCHASE      LEGAL REPRESENTATIVE'S
       BUYER         SHARES     INTEREST     PRICE     ADDRESS AND FACSIMILE NUMBER

                    4,250,000    $170,000    $850,000  Schulte Roth & Zabel LLP
CASTLERIGG MASTER                                      919 Third Avenue
INVESTMENTS LTD.                                       New York, New York  10022
                                                       Attention:  Eleazer Klein,
                                                       Esq.
                                                       Facsimile: (212) 593-5955
                                                       Telephone:  (212) 756-2376






CEDAR HILL CAPITAL   900,000     $34,400     $172,000  Sadis & Goldberg LLP
PARTNERS ONSHORE,                                      551 5th Avenue
LP                                                     New York, New York 10176
                                                       Attention: Ron Geffner, Esq.
                                                       Facsimile: (212) 573-6660
                                                       Telephone: (212) 573-6662


CEDAR HILL CAPITAL  1,100,000    $45,600     $228,000  Sadis & Goldberg LLP
PARTNERS OFFSHORE,                                     551 5th Avenue
LTD.                                                   New York, New York 10176
                                                       Attention: Ron Geffner, Esq.
                                                       Facsimile: (212) 573-6660
                                                       Telephone: (212) 573-6662

                   201-5804
                   Residence: Cayman
                   Islands

                                    EXHIBITS

Exhibit A         Form of New Notes
Exhibit B-1       Form of New Warrants
Exhibit B-2       Form of Amended and Restated Warrants
Exhibit B-3       Form of Replacement Warrants
Exhibit C         Registration Rights Agreement
Exhibit D         Form of Pledge Agreement
Exhibit E         Form of Security Agreement
Exhibit F         IP Security Agreement
Exhibit G         Form of Guaranty
Exhibit H         Irrevocable Transfer Agent Instructions
Exhibit I         Form of Company Counsel Opinion
Exhibit J         Form of Secretary's Certificate
Exhibit K         Form of Officer's Certificate


                                    SCHEDULES

Schedule 3(a)              Subsidiaries
Schedule 3(k)              SEC Documents; Financial Statements
Schedule 3(l)              Absence of Certain Changes
Schedule 3(q)              Transactions with Affiliates
Schedule 3(r)              Capitalization
Schedule 3(s)              Indebtedness and Other Contracts
Schedule 3(w)              Title
Schedule 3(t)              Litigation
Schedule 3(x)              Intellectual Property
Schedule 3(z)              Subsidiary Rights
Schedule 3(ee)             Ranking of New Notes